COMMUNITY DISTRIBUTORS, INC.
                  (Payment of Principal and Interest Guaranteed
                               by CDI Group, Inc.)

                                   $80,000,000

                          10.25% Senior Notes due 2004

                               PURCHASE AGREEMENT

                                October 10, 1997




                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION

                            BEAR, STEARNS & CO. INC.

                                   $80,000,000

                          10.25% Senior Notes due 2004

                         of COMMUNITY DISTRIBUTORS, INC.
                (Payment of Principal and Interest Guaranteed by
                                CDI Group, Inc.)

                               PURCHASE AGREEMENT


                                                               October 10, 1997


Donaldson, Lufkin & Jenrette Securities Corporation
Bear, Stearns & Co. Inc.


c/o Donaldson, Lufkin & Jenrette
         Securities Corporation
         277 Park Avenue
         New York, New York  10005

Ladies and Gentlemen:

     Community Distributors, Inc. (the "Company"), a Delaware corporation, proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and Bear, Stearns & Co. Inc. (each an "Initial Purchaser" and, collectively, the "Initial Purchasers") an aggregate of $80,000,000 in principal amount of its 10.25% Senior Notes due 2004 (the "Series A Notes"), subject to the terms and conditions set forth herein. The Series A Notes are to be issued pursuant to the provisions of an indenture (the "Indenture"), to be dated as of the Closing Date (as defined below), among the Company, CDI Group, Inc. (the "Holding Company") and The Bank of New York, as trustee (the "Trustee"). The Series A Notes and the Series B Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "Notes." The Notes will be guaranteed (the Guarantee") by the Holding Company. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

     1. Offering Memorandum. The Series A Notes will be offered and sold to the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company and the Holding Company have prepared a preliminary offering memorandum, dated September 26 1997 (the "Preliminary Offering Memorandum") and a final offering memorandum, dated October 10, 1997 (the "Offering Memorandum"), relating to the Series A Notes and the Guarantee.

     Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Series A Notes (and all securities (other than the Series B Notes) issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

          "THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED
     IN RULE 144A UNDER THE SECURITIES ACT)(A "QIB"), (B) IT IS ACQUIRING THIS
     NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI"), OR (D) IT HAS OTHERWISE ACQUIRED THIS NOTE OR A BENEFICIAL INTEREST HEREIN IN ACCORDANCE WITH THE TERMS OF THE INDENTURE RELATING TO THIS NOTE AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS,
     (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR THE HOLDING COMPANY, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT

     SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN
     ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "U.S. PERSONS" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."

     2. Agreements to Sell and Purchase. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers agree, severally and not jointly, to purchase from the Company, the principal amount of Series A Notes set forth opposite the name of such Initial Purchaser on Schedule A hereto at a purchase price equal to 97% of the principal amount thereof (the "Purchase Price").

     3. Terms of Offering. The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "Exempt Resales") of the Series A Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") or (ii) persons permitted to purchase the Series A Notes in offshore transactions in reliance upon Regulation S under the Act (each, a "Regulation S Purchaser") (such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers"). The Initial Purchasers will offer the Series A Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

     Holders (including subsequent transferees) of the Series A Notes will have registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Holding Company will agree to use their respective reasonable best efforts to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 10.25% Senior Notes due 2004 (the "Series B Notes"), to be offered in exchange for the Series A Notes (such offer to exchange being referred to as the "Exchange Offer") and the Guarantee thereof and (ii) if necessary pursuant to the terms thereof, a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Series A Notes, and use their respective reasonable best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. This Agreement, the Indenture, the Notes, the Guarantee, and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."

     4. Delivery and Payment.

          (a) Delivery of, and payment of the Purchase Price for, the Series A Notes shall be made at the office of Skadden, Arps, Slate, Meagher & Flom LLP at 919 Third Avenue, New York, New York, 10022-3897, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m., New York City time, on October 16, 1997, or at such other time as shall be agreed upon by the Initial Purchasers and the Company. The time and date of such delivery and the payment are herein called the "Closing Date."

          (b) One or more of the Series A Notes in definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Series A Notes (collectively, the "Global Notes") shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchasers of the Purchase Price thereof by wire transfer in same day funds to the order of the Company. The Global Notes shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

     5. Agreements of the Company and the Holding Company. Each of the Company and the Holding Company hereby agrees with each Initial Purchaser as follows:

          (a) To advise the Initial Purchasers promptly and, if requested by an Initial Purchaser, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction designated by an Initial Purchaser pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(d) hereof that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

          (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. Subject to the Initial Purchasers' compliance with their representations and warranties and agreements set forth in Section 7 hereof, the Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

          (c) During the period referred to in Section 5(d) hereof, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object after being so advised and (ii) to prepare promptly upon the Initial Purchasers' reasonable request, any amendment or supplement to the Offering Memorandum which may be reasonably necessary or advisable in connection with Exempt Resales.

          (d) If, after the date hereof during such period as in the opinion of counsel for the Initial Purchasers an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchasers, any event shall occur as a result of which, in the opinion of counsel to the Initial Purchasers, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchasers and such other persons as the Initial Purchasers may designate such number of copies thereof as the Initial Purchasers may reasonably request.

          (e) Prior to the sale of the Series A Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the registration or qualification of the Series A Notes for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to continue such qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that neither the Company nor the Holding Company shall be required in connection therewith to register or qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

          (f) So long as the Notes are outstanding, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Notes a financial report of the Company and its subsidiaries, if any on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholder's equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the Company's independent certified public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year; provided, however, that the above requirements shall be deemed satisfied upon delivery by the Company of an Annual Report on Form 10-K (in the case of clause (i) above) or a Quarterly Report on Form 10-Q (in the case of clause (ii) above) which complies with the requirements of the Commission.

          (g) So long as the Notes are outstanding, to furnish to the Initial Purchasers as soon as available copies of all reports or other communications (other than publicly disseminated press releases) furnished by either the Company or the Holding Company to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of either the Company or the Holding Company is listed and such other publicly available information concerning the Company, the Holding Company and/or their respective subsidiaries, if any, as the Initial Purchasers may reasonably request.

          (h) For so long as any of the Series A Notes remain outstanding and during any period in which the Company and the Holding Company, and their respective subsidiaries, if any, are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such holder, the information ("Rule 144A Information") required by Rule 144A(d)(4) under the Act.

          (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to performance of the obligations of the Company and the Holding Company under this Agreement including: (i) the fees, disbursements and expenses of counsel to the Company and the Holding Company and accountants of the Company and the Holding Company in connection with the sale and delivery of the Series A Notes to the Initial Purchasers and pursuant to Exempt Resales, and all other fees or expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements) prior to or during the period specified in Section 5(d) hereof, including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by them as specified herein, (ii) all costs and expenses related to the transfer and delivery of the Series A Notes to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Series A Notes, (iv) all expenses in connection with the registration or qualification of the Series A Notes and the Guarantee for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Series A Notes and the Guarantee, (vi) all expenses and listing fees in connection with the application for quotation of the Series A Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (vii) the fees and expenses of the Trustee and Trustee's counsel in connection with the Indenture, the Notes and the Guarantee, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC) for the Notes, (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, and (xii) all other costs and expenses incident to the performance of the obligations of the Company and the Holding Company hereunder for which provision is not otherwise made in this Section 5.

          (j) To use its reasonable best efforts to permit the inclusion of the Series A Notes in PORTAL and to permit the listing of the Series A Notes on PORTAL for so long as the Series A Notes are outstanding.

          (k) To obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Company and the Holding Company to DTC relating to the approval of the Notes by DTC for "book entry" transfer.

          (l) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or the Holding Company or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company or the Holding Company substantially similar to the Notes and the Guarantee (other than (i) the Notes and the Guarantee and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchasers.

          (m) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes to the Initial Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Series A Notes under the Act.

          (n) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes.

          (o) To cause the Exchange Offer to be made in the appropriate form to permit Series B Notes and the Guarantee thereof by the Holding Company registered pursuant to the Act to be offered in exchange for the Series A Notes and the Guarantee, to comply with all of its other agreements set forth in the Registration Rights Agreement and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

          (p) To use its reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Series A Notes and the Guarantee.

     6. Representations and Warranties of the Company and the Holding Company. As of the date hereof, each of the Company and the Holding Company represents and warrants to each Initial Purchaser that:

          (a) The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein. The Company acknowledges for all purposes under this Agreement that the statements with respect to price and discount and the last paragraph on the cover page of the Offering Memorandum, the information contained in the first, third, fourth, ninth and tenth paragraphs under the caption "Plan of Distribution" in the Preliminary Offering Memorandum and the

Offering Memorandum, and the information regarding stabilization on the inside front cover of the Preliminary Offering Memorandum and the Offering Memorandum (or any amendment or supplement thereto) constitute the only written information furnished to the Company by or on behalf of any Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto) and that the Initial Purchasers shall not be deemed to have provided any other information (and therefore are not responsible for any such statement or omission) pertaining to any arrangement or agreement with respect to any party other than the Initial Purchasers. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

          (b) Each of the Company and the Holding Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not (i) have a material adverse effect on the business, business prospects, financial condition or results of operations of the Company and the Holding Company, taken as a whole, (ii) materially interfere with or materially adversely affect the issuance or marketability of the Series A Notes pursuant hereto or (iii) in any manner draw into question the validity of this Agreement or the other Operative Documents (the events referred to in clauses (i) through (iii), a "Material Adverse Effect").

          (c) All outstanding shares of capital stock of the Company and the Holding Company have been duly authorized and validly issued and are fully paid and non-assessable, and were not issued in violation of any preemptive or similar rights of securityholders of the Company or the Holding Company, as applicable.

          (d) All of the outstanding shares of capital stock of the Company are owned by the Holding Company, free and clear of any security interest, claim, lien encumbrances or adverse interest of any nature (each, a "Lien") and, except for the ownership by the Holding Company of the capital stock of the Company, neither the Holding Company nor the Company has any equity or other ownership interest in any other entity.

          (e) This Agreement has been duly authorized, executed and delivered by the Company and the Holding Company.

          (f) The Indenture has been duly authorized by the Company and the Holding Company and, on the Closing Date, will have been validly executed and delivered by the Company and the Holding Company. When the Indenture has been duly executed and delivered by the Company and the Holding Company, the Indenture will be a valid and binding agreement of the Company and the Holding Company, enforceable against the Company and the Holding Company in accordance with its terms (assuming the due execution and delivery of the Indenture by the Trustee) except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

          (g) The Series A Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Series A Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as
(i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Series A Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

          (h) On the Closing Date, the Series B Notes will have been duly authorized by the Company. When the Series B Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (i) The Guarantee to be endorsed on the Series A Notes by the Holding Company has been duly authorized by the Holding Company and, on the Closing Date, will have been duly executed and delivered by the Holding Company. When the Series A Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Guarantee of the Holding Company endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of the Holding Company, enforceable against the Holding Company in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Guarantee to be endorsed on the Series A Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

          (j) The Guarantee to be endorsed on the Series B Notes by the Holding Company has been duly authorized by the Holding Company and, when issued, will have been duly executed and delivered by the Holding Company. When the Series B Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Guarantee of the Holding Company endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of the Holding Company, enforceable against the Holding Company in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. When the Series B Notes are issued, authenticated and delivered, the Guarantee to be endorsed on the Series B Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

          (k) The Registration Rights Agreement has been duly authorized by the Company and the Holding Company and, on the Closing Date, will have been duly executed and delivered by the Company and the Holding Company. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Company and the Holding Company, enforceable against the Company and the Holding Company in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability or
(iii) as to any indemnification or contribution provision thereof, enforceability thereof may be limited by any applicable securities laws, rules or regulations or by public policy. On the Closing Date, the Registration Rights Agreement will conform as to legal matters to the description thereof contained in the Offering Memorandum.

          (l) Neither the Company nor the Holding Company is (i) in violation of its respective charter or by-laws or (ii) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and the Holding Company, taken as a whole, to which the Company or the Holding Company is a party or by which the Company or the Holding Company or their respective property is bound, except for such defaults under clause (ii) that would not have a Material Adverse Effect.

          (m) The execution, delivery and performance of this Agreement, the Indenture, the Series A Notes, the Series B Notes, the Guarantee and the Registration Rights Agreement by the Company and the Holding Company and compliance by the Company and the Holding Company with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, (i) the charter or by-laws of the Company or the Holding Company or (ii) any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and the Holding Company, taken as a whole, to which the Company or the Holding Company is a party or by which the Company or the Holding Company or their respective property is bound (except for, in the case of clause (ii), any such conflicts, breaches or defaults as would not have a Material Adverse Effect), or violate or conflict with any material applicable law or any material rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, the Holding Company or their respective property or result in the imposition or creation of (or the obligation to create or impose) a material Lien under, any agreement or instrument to which the Company or the Holding Company is a party or by which either of them is bound, or to which any property of the Company or the Holding Company is or may be subject, or result in the termination or revocation of any material Authorization (as defined below) of the Company or the Holding Company or result in any other material impairment of the rights of the holder of any such Authorization.

          (n) Except as described in the Offering Memorandum or as would not have a Material Adverse Effect, any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as do not interfere with the use made and proposed to be made of such property and buildings by the Company.

          (o) There are no legal or governmental proceedings pending or threatened to which the Company or the Holding Company is bound or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

          (p) No action has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the execution, delivery and performance of any of the Operative Documents, the issuance of the Series A Notes or the Guarantee, or suspends the sale of the Series A Notes or the Guarantee in any jurisdiction referred to in
Section 5(e) hereof; and no injunction, restraining order or other or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to the Company or the Holding Company which would prevent or suspend the issuance or sale of the Series A Notes or the Guarantee in any jurisdiction referred to in Section 5(e) hereof.

          (q) Neither the Company nor the Holding Company has violated any federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or waste, pollutants or contaminants ("Environmental Laws") or any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

          (r) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

          (s) Each of the Company and the Holding Company has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals ("Authorizations") of, and has made all filings with and notice to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such permit or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and the Holding Company is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including the receipt of any notice from any authority or governing body) which allows or, after notice or elapse of time or both, would allow revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization and such Authorizations contain no restrictions that are burdensome to the Company or the Holding Company, except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

          (t) The accountants, Coopers & Lybrand LLP and Arthur Andersen LLP, that have certified the financial statements and supporting schedules included in the Preliminary Offering Memorandum and the Offering Memorandum are independent public accountants with respect to the Company and the Holding Company, as required by the Act and the Exchange Act. The historical financial statements, together with related schedules and notes, set forth in the Preliminary Offering Memorandum and the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act.

          (u) The historical financial statements, together with related schedules and notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the Holding Company on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) is, in all material respects, accurately presented and, if applicable (to the exclusion of such general information and data relating to the industry), prepared on a basis consistent with such financial statements and the books and records of the Company.

          (v) The pro forma financial data included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and the Holding Company and give effect to assumptions made on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum, and such pro forma financial data has been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial information. The other pro forma financial and statistical information included in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial data.

          (w) Each of the Company and the Holding Company is not and, after giving effect to the offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

          (x) There are no contracts, agreements or understandings between the Company or the Holding Company and any person granting such person the right to require the Company or the Holding Company to include securities held by such person in any Registration Statement other than any that have been waived.

          (y) Neither the Company nor the Holding Company nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Series A Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.R.F. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

          (z) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company or the Holding Company that it is considering imposing) any condition (financial or otherwise) on the Company's or the

Holding Company's retaining any rating assigned to the Company, the Holding Company, or any securities of the Company or the Holding Company or (ii) has indicated to the Company or the Holding Company that it is considering (a) the downgrading, suspension or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or the Holding Company or any securities of the Company of the Holding Company.

          (aa) Since the respective dates as of which the information is given in the Offering Memorandum, other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a reasonably foreseeable prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and the Holding Company, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or the Holding Company and (iii) neither the Company nor the Holding Company has incurred any material liability or obligation, direct or contingent.

          (bb) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

          (cc) When the Series A Notes and the Guarantee are issued and delivered pursuant to this Agreement, neither the Series A Notes nor the Guarantee will be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company or the Holding Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

          (dd) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company, the Holding Company or any of their respective representatives (other than the Initial Purchasers and their representatives, as to whom the Company and the Holding Company make no representation) in connection with the offer and sale of the Series A Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

          (ee) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

          (ff) None of the Company, the Holding Company nor any of their respective affiliates (as such term is defined in Rule 501(b) under the Act) or any person acting on behalf of any of them (other than the Initial Purchasers, as to whom the Company and the Holding Company make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act ("Regulation S") with respect to the Series A Notes or the Guarantee.

          (gg) The sale of the Series A Notes pursuant to Regulation S is not part of a plan or scheme on the part of the Company, the Holding Company or any of their respective representatives (other than the Initial Purchasers, as to whom the Company and the Holding Company makes no representations) to evade the registration provisions of the Act.

          (hh) No registration under the Act of the Series A Notes or the Guarantee is required for the sale of the Series A Notes and the Guarantee to the Initial Purchasers as contemplated hereby or for the Exempt Resales, assuming the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in Section 7 hereof and, in the case of Exempt Resales, compliance with the terms of the Notes.

          (ii) All indebtedness of the Company and the Holding Company that will be repaid with the proceeds of the issuance and sale of the Series A Notes was incurred, and the indebtedness represented by the Series A Notes is being incurred, for proper purposes and in good faith and each of the Company and the Holding Company was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) solvent, and had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) sufficient capital for carrying on its business and was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) able to pay its debts as they mature.

          (jj) Each certificate signed by any officer of the Company or the Holding Company and delivered to the Initial Purchasers or counsel for the Initial Purchasers pursuant to the terms of this Agreement shall be deemed to be a representation and warranty of the Company or the Holding Company, as applicable, to the Initial Purchasers as to the matters covered thereby.

     The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 9 hereof, counsel to the Company and the Holding Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

     7. Initial Purchasers' Representations and Warranties. Each of the Initial Purchasers, severally and not jointly, represents and warrants to the Company and the Holding Company, and agrees that:

          (a) Such Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

          (b) Such Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only to (x) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and (y) in offshore transactions in reliance upon Regulation S under the Act.

          (c) No form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Series A Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (d) In connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from (1)(A) QIBs who, in purchasing the Series A Notes will be deemed to have represented and agreed that (x) they are purchasing the Series A Notes for their own accounts or accounts with respect to which they exercise sole investment discretion and that they or such accounts are QIBs and (y) they acknowledge that the seller of such Series A Notes may be relying on the exemption from the provisions of Section 5 of the Act provided by Rule 144A thereunder and that such Series A Notes will not have been registered under the Act and (B) Regulation S Purchasers who, in purchasing the Series A Notes, will be deemed to have represented and agreed that their purchase of Series A Notes pursuant to Regulation S is not part of a plan or a scheme to evade the registration provisions of the Act and (2) without expanding the foregoing, Eligible Purchasers that agree that (x) Series A Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Series A Notes, only (I) to the Company or the Holding Company,
(II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 903 or 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) to an institutional "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Act that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Series A Note (the form of which can be obtained from the Trustee) and, if such transfer is in respect of an aggregate principal amount of Series A Notes less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act, (VI) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VII) pursuant to an effective registration statement under the Act and, in each case, in accordance with the applicable securities laws of any state of the United States or any other acceptable jurisdiction and (y) they will deliver to each person to whom such Series A Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

          (e) Neither such Initial Purchaser nor any of its affiliates or any person acting on its behalf has engaged in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes or the Guarantee.

          (f) The Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

          (g) The sale of the Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

          (h) Such Initial Purchaser (1) has not offered or sold and will not offer or sell any Series A Notes to persons in the United Kingdom prior to the expiry of the period of six months from the issue date of the Series A Notes, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their business or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Series A Notes in, from or otherwise involving the United Kingdom and (iii) has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance or the Series A Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act of 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

          (i) Such Initial Purchaser will not offer, sell or deliver any of the Series A Notes in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and will take at its owns expense whatever action is required to permit its purchase and resale of the Series A Notes in such jurisdictions. Such Initial Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose.

     The Initial Purchasers acknowledge that the Company and the Holding Company and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and the Holding Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and the Initial Purchasers hereby consent to such reliance.

     8. Indemnification.

          (a) The Company and the Holding Company agree, jointly and severally, to indemnify and hold harmless the Initial Purchasers, their directors, their officers and each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any reasonable legal or other expenses actually incurred in connection with defending and investigating any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Company or the Holding Company to any holder or prospective purchaser of Series A Notes pursuant to Section 5(h) hereof or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to an Initial Purchaser furnished in writing to the Company by such Initial Purchaser and except that the Company and the Holding Company shall not be liable to any such Initial Purchaser with respect to any untrue statement or alleged untrue state- ment or omission or alleged omission in the Preliminary Offering Memorandum to the extent that any such loss, liability, claim, damage or expense of such Initial Purchaser results from the fact that such Initial Purchaser sold Series A Notes to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Offering Memorandum as then amended or supplemented if the Company and the Holding Company had previously furnished copies thereof to such Initial Purchaser and the loss, liability, claim, damage or expense of such Initial Purchaser results from an untrue statement or omission of a material fact contained in the Preliminary Offering Memorandum which was corrected in the Offering Memorandum.

          (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and the Holding Company, and their respective directors and officers and each person who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or the Holding Company, to the same extent as the foregoing indemnity from the Company and the Holding Company but only with reference to information relating to such Initial Purchaser furnished in writing to the Company by such Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

          (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) hereof (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing (provided, however, that the failure to give such notice shall not relieve the indemnifying party of its obligations under this Section 8 except to the extent the indemnifying party is actually prejudiced) and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b) hereof, an Initial Purchaser shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of such Initial Purchaser). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been reasonably advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for more than the reasonable fees and expenses of one separate firm of attorneys (in addition to any local counsel) actually incurred for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by DLJ, in the case of the parties indemnified pursuant to Section 8(a) and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request (provided that any reimbursement in response to such a request shall be without prejudice to the other rights and obligations of the indemnifying party under this Section
8). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or fault, culpability or failure to act, by or on behalf of the indemnified party.

          (d) To the extent the indemnification provided for in this Section 8 is unavailable to an indemnified party, or is insufficient in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Holding Company, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Series A Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Holding Company, and each Initial Purchaser in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Holding Company, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes (before deducting expenses other than discounts and commissions) received by the Company, and the total discounts and commission received by the Initial Purchasers bear to the total price to investors of the Series A Notes, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Holding Company, on the one hand, and each Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Holding Company, or an Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Holding Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such indemnified party in connection with investigating or defending any matter that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, no party indemnified pursuant to Section 8(a) shall be required to contribute any amount pursuant to this paragraph (d) in excess of the amount by which the total underwriting discount applicable to the Series A Notes purchased by the relevant Initial Purchaser exceeds the amount of any damages which such party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Series A Notes purchased by each of the Initial Purchasers hereunder, and not joint.

          (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     9. Conditions of Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase the Series A Notes under this Agreement are subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Company and the Holding Company contained in this Agreement shall be true and correct in all material respects on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any intended or potential downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change, in any rating of the Company or the Holding Company or any securities of the Company or the Holding Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or the Holding Company or any securities of the Company or the Holding Company by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

          (c) The Initial Purchasers shall have received on the Closing Date a certificate dated the Closing Date, signed by the President and the Chief Financial Officer of the Company, confirming the matters set forth in Sections 9(a), 9(b) and 9(d) hereof.

          (d) Since the respective dates as of which information is given in the Offering Memorandum, other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and the Holding Company, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or the Holding Company and (iii) neither the Company nor the Holding Company shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause (i),
(ii) or (iii) of this Section 9(d), in the judgment of the Initial Purchasers, may be material and adverse or, in the judgment of the Initial Purchasers, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum.

          (e) No action shall have been taken (including the issuance of any stop order) and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, have a Material Adverse Effect.

          (f) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Bingham Dana LLP, counsel for the Company and the Holding Company, substantially in the form of Exhibit A.

          (g) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Reed Smith Shaw & McClay, special regulatory counsel for the Company and the Holding Company, substantially in the form of Exhibit B.

          (h) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

          (i) The Initial Purchasers shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers from Coopers & Lybrand LLP and Arthur Andersen LLP, inde-pendent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

          (j) The Series A Notes shall have been approved by the NASD for trading and duly listed in PORTAL, provided that the Initial Purchasers shall have reasonably cooperated in obtaining such approval.

          (k) The Company, the Holding Company and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received a counterpart, conformed as executed, thereof.

          (l) The Company and the Holding Company shall have executed the Registration Rights Agreement and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company and the Holding Company.

          (m) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing

Date.

          (n) The Initial Purchasers shall have received an opinion from Murray, Devine & Co., Inc. in form and substance reasonably satisfactory to the Initial Purchasers that the Offering and the application of the net proceeds therefrom will not render the Company or the Holding Company insolvent, leave the Company or the Holding Company with inadequate or unreasonably small capital or result in the Company or the Holding Company incurring indebtedness beyond its ability to repay as such indebtedness matures.

     10. Effectiveness of Agreement and Termination. This Agreement shall become effective upon the delivery of this Agreement by the parties hereto.

     This Agreement may be terminated at any time prior to the Closing Date by the Initial Purchasers by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchasers' judgment, is material and adverse and would, in the Initial Purchasers' judgment, make it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company or the Holding Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the Initial Purchasers' opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and the Holding Company, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Initial Purchasers' opinion has a material adverse affect on the financial markets in the United States.

     If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Series A Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Series A Notes set forth opposite its name in Schedule A bears to the aggregate principal amount of the Series A Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as the Initial Purchasers may specify, to purchase the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Series A Notes which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of the Series A Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Series A Notes and the aggregate principal amount of the Series A Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such Series A Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Company. In any such case which does result in termination of this Agreement, either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

     11. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company or the Holding Company, to Community Distributors, Inc., 251 Industrial Parkway, Branchburg Township, Somerville, New Jersey 08876, Attention: President, with a copy to Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, Attention:
John R. Utzschneider, Esq., (ii) if to either Initial Purchaser, c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Patrick Fallon, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP at 919 Third Avenue, New York, NY 10022, Attention: Mark C. Smith, Esq. or (iii) in any case to such other address as the person to be notified may have requested in writing.

     The respective indemnities, contribution agreements, representa-tions, warranties and other statements of the Company, the Holding Company and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of an Initial Purchaser, the officers or directors of an Initial Purchaser, any person controlling an Initial Purchaser, the Company, the Holding Company, the officers or directors of the Company or the Holding Company, or any person controlling the Company or the Holding Company, (ii) acceptance of the Series A Notes and payment for them hereunder and (iii) termination of this Agreement.

     If for any reason the Series A Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10 hereof), the Company agrees to reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably and actually incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof.

     Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Holding Company, the Initial Purchasers, the Initial Purchasers' directors and officers, any controlling persons referred to herein, the directors of the Company and the Holding Company, and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series A Notes from the Initial Purchasers merely because of such purchase.

     This Agreement shall be governed and construed in accordance with the laws of the State of New York.


     This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

     Please confirm that the foregoing correctly sets forth the agreement among the Company, the Holding Company and the several Initial Purchasers.


                                   Very truly yours,

                                   COMMUNITY DISTRIBUTORS, INC.


                                   By: _________________________
                                            Name:
                                            Title:


                                   CDI GROUP, INC.


                                   By: _________________________
                                            Name:
                                            Title:


                                   The foregoing Purchase Agreement
                                   is hereby confirmed and accepted
                                   as of the date first above written.

                                   DONALDSON, LUFKIN & JENRETTE
                                     SECURITIES CORPORATION
                                   BEAR, STEARNS & CO. INC.


                                   By:  DONALDSON, LUFKIN & JENRETTE
                                          SECURITIES CORPORATION


                                   By: _______________________________
                                        Name:
                                        Title:

                                   SCHEDULE A

                                                                Principal Amount
         Initial Purchaser                                         of Notes
         -----------------                                        ---------

Donaldson, Lufkin & Jenrette
         Securities Corporation...............................   $ 60,000,000
Bear, Stearns & Co. Inc.......................................     20,000,000
                 .............................................   ============
                 Total........................................   $ 80,000,000